UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 11, 2022

CVD EQUIPMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

Termination of the Agreement of Purchase and Sale dated September 21, 2022, as amended:

As previously reported by CVD Equipment Corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 27, 2022, on September 22, 2022 the Company entered into an Agreement of Purchase and Sale, as amended (the “Purchase Agreement”) with 355 Technology Drive Owner LLC (the “Potential Purchaser”), in connection with a “sale-leaseback” transaction of its headquarters facility located at 355 South Technology Drive, Central Islip, NY, as more fully described in the Purchase Agreement, for a purchase price of $28,500,000. The Potential Purchaser originally had thirty (30) business days from date of the Purchase Agreement to complete its due diligence (the “Due Diligence Period”), during which time the Potential Purchaser retained the right to cancel the Purchase Agreement.

As previously reported by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 8, 2022, on November 3, 2022 the Company and the Potential Purchaser executed two amendments to the Purchase Agreement, pursuant to which the parties ultimately extended the Due Diligence Period until 5:00 pm Eastern Time on November 11, 2022. All other terms, conditions, and provisions of the Purchase Agreement, including the original closing date, remained in full force and effect.

On November 11, 2022, the Potential Purchaser notified the Company that it was terminating the Purchase Agreement in its entirety and the transactions contemplated thereby, prior to the expiration of the Due Diligence Period. Each party will bear its own costs and expenses in connection with the forgoing, and neither party will pay a termination fee with respect to the termination of the Purchase Agreement.

Item 2.02. Results of Operations and Financial Condition

On November 14, 2022, the Company issued a press release announcing its results of operations for the third quarter ended September 30, 2022 and the termination of the Purchase Agreement.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 14, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 14, 2022
CVD EQUIPMENT CORPORATION

By:	/s/ Richard Catalano
Name:	Richard Catalano
Title:	Vice President, Chief Financial Officer, Secretary and Treasurer